UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 22, 2017

ORITANI FINANCIAL CORP.
(Exact name of Registrant as specified in its charter)

Delaware	001-34786	30-0628335
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

370 Pascack Road, Township of Washington, New Jersey	07676
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:              (201) 664-5400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a)	Financial Statements of Businesses Acquired. Not applicable.

On December 22, 2017, Oritani Financial Corp. (the "Company") and its wholly-owned subsidiary, Oritani Bank (the "Bank"), entered into an agreement with Thomas Guinan pursuant to which Mr. Guinan will retire as Executive Vice President and Chief Lending Officer of the Company and the Bank effective January 2, 2018 (the "Retirement Date").   Under the Agreement, Mr. Guinan's employment with the Bank shall cease as of his Retirement Date, provided, however that certain provisions related to Mr. Guinan's post-employment obligations set forth in the employment agreement shall remain in effect.  In consideration of Mr. Guinan's full and final release of any claim against the Company and the Bank, Mr. Guinan is entitled to: (1) his accrued but unpaid compensation and benefits through the Retirement Date; (2) a cash payment equal to two weeks of accrued vacation for 2018 and (3) his cash bonus earned under the Bank's Executive Officer Incentive Plan for the annual performance period ending on June 30, 2017.  Mr. Guinan is also entitled to his retirement benefits earned through his Retirement Date under the Bank's tax-qualified and non-qualified retirement and welfare plans for which he is a participant.
The Company also announced that Kurt Breitenstein has been appointed to succeed Mr. Guinan as the Bank's Chief Lending Officer.   Mr. Breitenstein has been with Oritani Bank since 2016 and has over 25 years of experience in commercial lending.
A copy of a Separation and Release Agreement by and among the Company, the Bank and Mr. Guinan, and the Company's press release announcing Mr. Guinan's retirement and Mr. Breitenstein's appointment are attached hereto as Exhibits 10.1 and 99.1, respectively and are incorporated herein by reference.
Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired. Not applicable.

(b)	Pro Forma Financial Information. Not applicable.

(c)	Shell Company Transactions. Not applicable.

(d)	Exhibits.

Exhibit No.	Description

10.1	Separation and Release Agreement by and among the Company, the Bank and Mr. Guinan dated December 22, 2017.

99.1	Press release dated December 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORITANI FINANCIAL CORP.
Date: December 28, 2017	By:	/s/ Kevin J. Lynch
Kevin J. Lynch
President and Chief Executive Officer
(Duly Authorized Representative)